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Exhibit 10.1.2

THIRD AMENDMENT TO
AMENDED AND RESTATED SENIOR SECURED REVOLVING CREDIT AGREEMENT

        This THIRD AMENDMENT TO AMENDED AND RESTATED SENIOR SECURED REVOLVING CREDIT AGREEMENT (this "Amendment") is dated as of May 1, 2018, to be effective as of the Amendment Effective Date (defined below) and is entered into by and between HALCÓN RESOURCES CORPORATION, as "Borrower", each of the undersigned Guarantors (together with the Borrower, the "Obligors"), each of the undersigned Lenders party to the Credit Agreement, and JPMORGAN CHASE BANK, N.A., as Administrative Agent.

RECITALS

        Reference is made to the Amended and Restated Senior Secured Revolving Credit Agreement dated as of September 7, 2017, among the Borrower, a corporation duly formed and existing under the laws of the State of Delaware, each of the Lenders and other parties from time to time party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent for the Lenders, as amended by the First Amendment dated as of November 1, 2017 and the Second Amendment dated as of February 2, 2018 (such agreement, as the same may be further amended, supplemented, restated or otherwise modified from time to time, the "Credit Agreement"). Unless otherwise stated in this Amendment, any reference to a "Section" shall be deemed a reference to the applicable Section of the Credit Agreement and capitalized terms used but not defined herein shall have the meanings given to such terms in the Credit Agreement.

        WHEREAS, the Borrower has requested and the Administrative Agent and the Lenders party hereto have agreed to enter into this Amendment, and modify certain provisions of the Credit Agreement, all as set forth herein.

        NOW, THEREFORE, to induce the Administrative Agent and the Required Lenders to enter into this Amendment and in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I
AMENDMENTS TO CREDIT AGREEMENT

        Section 1.01    Amendment to Section 1.02.    The following defined term is hereby amended as follows:

          "Agreement" means this Senior Secured Revolving Credit Agreement, including the Schedules and Exhibits hereto, as amended by that certain First Amendment dated as of November 1, 2017, that certain Second Amendment dated as of February 2, 2018 and that certain Third Amendment dated as of May 1, 2018, as the same may be further amended, supplemented or modified from time to time.

ARTICLE II
REALLOCATION

        The Lenders have agreed among themselves, in consultation with the Borrower, to reallocate their respective Maximum Credit Amounts. The Administrative Agent and the Borrower hereby consent to such reallocation and assignments of the Maximum Credit Amounts and the assignment by Bank of America, N.A. (the "Exiting Lender") of all of their Maximum Credit Amount. On the Amendment Effective Date and after giving effect to such reallocations and assignments, the Maximum Credit Amount of each Lender shall be as set forth on Annex I of this Amendment which Annex I supersedes

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and replaces the Annex I to the Credit Agreement. With respect to such reallocation and assignments, each Lender shall be deemed to have acquired the Maximum Credit Amount allocated to it, if any, from each of the other Lenders and pursuant to the terms of the Assignment and Assumption Agreement attached as Exhibit F to the Credit Agreement as if each such Lender had executed an Assignment and Assumption Agreement with respect to such allocation. In connection with the assignments in this Amendment and for purposes of such assignments only, the Lenders, the Administrative Agent and the Borrower waive the processing and recordation fee under Section 12.04(b)(ii)(C).

ARTICLE III
CONDITIONS PRECEDENT

        This Amendment shall become effective on the date (the "Amendment Effective Date") when each of the following conditions are satisfied (or waived in accordance with Section 12.02):

        Section 3.01    Amendment.    The Administrative Agent shall have received a counterpart of this Amendment signed by the Borrower and the Required Lenders.

        Section 3.02    Fees.    The Administrative Agent and the Lenders shall have received all fees and other amounts due and payable on or prior to the Amendment Effective Date, including, to the extent invoiced, reimbursement or payment in full of all out of pocket expenses required to be reimbursed or paid by the Borrower under the Credit Agreement.

        Section 3.03    No Default; No Material Adverse Effect.    At the time of and immediately after giving effect to this Amendment, (a) no Default or Event of Default shall have occurred and be continuing and (b) no event or events shall have occurred which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect.

        Section 3.04    Exiting Lender.    The Exiting Lender shall have received the agreed consideration for the assignment of all of its Loans, rights and obligations, including its Commitment, under the Credit Agreement.

        The Administrative Agent is hereby authorized and directed to declare this Amendment to be effective when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Article III or the waiver of such conditions as permitted in Section 12.02. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.

ARTICLE IV
MISCELLANEOUS

        Section 4.01    Confirmation.    The provisions of the Credit Agreement shall remain in full force and effect following the effectiveness of this Amendment.

        Section 4.02    Ratification and Affirmation; Representations and Warranties.    Each Obligor hereby (a) acknowledges the terms of this Amendment; (b) ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly amended hereby, and (c) represents and warrants to the Lenders that on and as of the date hereof, and immediately after giving effect to the terms of this Amendment: (i) all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects (except those which have a materiality qualifier, which shall be true and correct as so qualified), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct as of such specified earlier date; (ii) no Default or Event of Default has occurred and is

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continuing and (iii) no event or events have occurred which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect.

        Section 4.03    Loan Document.    This Amendment is a Loan Document.

        Section 4.04    Counterparts.    This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Amendment by facsimile or electronic transmission in portable document format (.pdf) shall be effective as delivery of a manually executed counterpart hereof.

        Section 4.05    NO ORAL AGREEMENT.    THIS AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.

        Section 4.06    GOVERNING LAW.    THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

        Section 4.07    Severability.    Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

        Section 4.08    Successors and Assigns.    This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

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[Counterpart signature pages follow.]

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        IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Amendment as of the date first written above.

BORROWER:	HALCÓN RESOURCES CORPORATION
	By:	/s/ MARK J. MIZE
		Name:	Mark J. Mize
		Title:	Executive Vice President, Chief Financial Officer and Treasurer

Signature Page to Third Amendment to Amended and Restated Senior Secured Revolving Credit Agreement Halcón Resources Corporation

GUARANTORS:	HALCÓN HOLDINGS, INC. HALCÓN RESOURCES OPERATING, INC. HALCÓN ENERGY PROPERTIES, INC. HALCÓN OPERATING CO., INC. HALCÓN FIELD SERVICES, LLC HALCÓN PERMIAN, LLC
	By:	/s/ MARK J. MIZE
		Name:	Mark J. Mize
		Title:	Executive Vice President, Chief Financial Officer and Treasurer

Signature Page to Third Amendment to Amended and Restated Senior Secured Revolving Credit Agreement Halcón Resources Corporation

JPMORGAN CHASE BANK, N.A., as Administrative Agent and a Lender
By:	/s/ SON HOANG
	Name:	Son Hoang
	Title:	Authorized officer

Signature Page to Third Amendment to Amended and Restated Senior Secured Revolving Credit Agreement Halcón Resources Corporation

BMO HARRIS BANK N.A. as a Lender
By:	/s/ JAMES V. DUCOTE
	Name:	James V. Ducote
	Title:	Managing Director

Signature Page to Third Amendment to Amended and Restated Senior Secured Revolving Credit Agreement Halcón Resources Corporation

WELLS FARGO BANK, NATIONAL ASSOCIATION as a Lender
By:	/s/ BETSY JOCHER
	Name:	Betsy Jocher
	Title:	Director

Signature Page to Third Amendment to Amended and Restated Senior Secured Revolving Credit Agreement Halcón Resources Corporation

BANK OF AMERICA, N.A., as Exiting Lender
By:	/s/ MICHAEL CLAYBORNE
	Name:	Michael Clayborne
	Title:	Director

Signature Page to Third Amendment to Amended and Restated Senior Secured Revolving Credit Agreement Halcón Resources Corporation

NATIXIS, NEW YORK BRANCH, as a Lender
By:	/s/ CARLOS QUINTEROS
	Name:	Carlos Quinteros
	Title:	Managing Director
By:	/s/ VIKRAM NATH
	Name:	Vikram Nath
	Title:	Director

Signature Page to Third Amendment to Amended and Restated Senior Secured Revolving Credit Agreement Halcón Resources Corporation

ROYAL BANK OF CANADA, as a Lender
By:	/s/ KRISTAN SPIVEY
	Name:	Kristan Spivey
	Title:	Authorized Signatory

Signature Page to Third Amendment to Amended and Restated Senior Secured Revolving Credit Agreement Halcón Resources Corporation

GOLDMAN SACHS LENDING PARTNERS LLC, as a Lender
By:	/s/ REBECCA KRATZ
	Name:	Rebecca Kratz
	Title:	Authorized Signatory

Signature Page to Third Amendment to Amended and Restated Senior Secured Revolving Credit Agreement Halcón Resources Corporation

 ANNEX I
LIST OF MAXIMUM CREDIT AMOUNTS

Name of Lender	Applicable Percentage	Maximum Credit Amount
JPMorgan Chase Bank, N.A.	23.81%	$238,095,238.11
BMO Harris Bank N.A.	23.81%	$238,095,238.11
Wells Fargo Bank, National Association	17.86%	$178,571,428.57
Natixis, New York Branch	11.90%	$119,047,619.07
Royal Bank of Canada	11.90%	$119,047,619.00
Goldman Sachs Lending Partners LLC	10.71%	$107,142,857.14
TOTAL	100.00%	$1,000,000,000.00

ANNEX I

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  Exhibit 10.1.2
THIRD AMENDMENT TO AMENDED AND RESTATED SENIOR SECURED REVOLVING CREDIT AGREEMENT
RECITALS
ARTICLE I AMENDMENTS TO CREDIT AGREEMENT
ARTICLE II REALLOCATION
ARTICLE III CONDITIONS PRECEDENT
ARTICLE IV MISCELLANEOUS
ANNEX I LIST OF MAXIMUM CREDIT AMOUNTS